1	UNITED STATES DISTRICT COURT

2	NORTHERN DISTRICT OF CALIFORNIA

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	RALPH D. WILDER, et al., Derivatively on	) No. C-07-1500-CW
4	Behalf of SONIC SOLUTIONS,	)
) NOTICE OF PROPOSED SETTLEMENT
5	Plaintiffs,	) OF ACTIONS AND OF SETTLEMENT
) HEARING THEREON
6	vs.	)
)
7	ROBERT J. DORIS, et al.,	)
)
8	Defendants,	)
)
9	– and –)
)
10	SONIC SOLUTIONS, a California	)
	corporation,	)
11		)
	Nominal Defendant.	)
12		)

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NOTICE OF PROPOSED SETTLEMENT OF ACTIONS AND OF SETTLEMENT HEARING
THEREON; No. C-07-1500-CW

1	TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON
STOCK OF SONIC SOLUTIONS, INC. (“SONIC SOLUTIONS” OR THE “COMPANY”) AS
2	OF MAY 5, 2009 (THE “RECORD DATE”) (“CURRENT SONIC SOLUTIONS
SHAREHOLDERS”):
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PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE

4	RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE- CAPTIONED SHAREHOLDER DERIVATIVE ACTION (THE “FEDERAL ACTION”)

5	AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS IN THE FEDERAL

6	ACTION. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT

7	AND FROM PURSUING THE RELEASED CLAIMS (AS DEFINED HEREIN).

8	IF YOU HOLD SONIC SOLUTIONS COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH

9	BENEFICIAL OWNER. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE FEDERAL ACTION. THE

10	RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF

11	THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

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Notice is hereby provided to you of the proposed settlement (the “Settlement”) in the Federal
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Action. This Notice is provided by Order of the United States District Court for the Northern
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District of California, Oakland Division (the “Federal Court”). It is not an expression of any opinion
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by the Federal Court. It is to notify you of the terms of the proposed Settlement of the Federal
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Action and State Action (as defined below), and your rights related thereto. The terms used herein
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are consistent with the terms defined in the Stipulation of Settlement, which is on file with the
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Federal Court.
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	I.	WHY THE COMPANY HAS ISSUED THIS NOTICE
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A proposed Settlement has been reached between the parties in the State Action and the
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parties in the above-captioned Federal Action brought on behalf of Sonic Solutions. The Individual
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Defendants are Robert J. Doris, Mary C. Sauer, James A. Moorer, Michael C. Child, Robert M.
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Greber, Peter J. Marguglio, Mark Ely, R. Warren Langley, A. Clay Leighton, Kirk Paulsen, Michael
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J. Costello, Christopher A. Kryzan and David C. Habiger.
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The Federal and State Actions were brought derivatively on behalf of Sonic Solutions to
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recover damages allegedly caused to Sonic Solutions by the Individual Defendants’ alleged actions
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in connection with Sonic Solutions’ historical stock option granting practices and accounting thereof.
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1	A shareholder derivative action is a lawsuit brought by a shareholder of a corporation, on behalf of,

2	and for the benefit of, the corporation.

3	Under the Settlement, which is subject to Court approval, several Individual Defendants

4	voluntarily agreed to repay the after-tax difference between the exercise price and adjusted price on

5	exercised stock option grants in the amount of $136,850.22. In addition, as a result of the filing and

6	prosecution of the Actions, several Individual Defendants agreed to reprice stock options valued at

7	$347,114.78. In addition, as a result of the Settlement, Sonic Solutions has adopted or will adopt

8	certain material corporate governance measures and procedures.

9	Your rights may be affected by the Settlement. If approved by the Court, the Settlement will

10	result in the final dismissal with prejudice of both the Federal Action and related shareholder

11	derivative litigation styled McCay v. Doris, et al., No. CV 073038 VAA, which is currently pending

12	in the Superior Court of California for Marin County (the “State Action”, collectively with the

13	Federal Action, the “Actions”).

14	A hearing (the “Final Settlement Hearing”) will be held by the Court in Court Room 2, in the

15	United States District Court for the Northern District of California, Oakland Division courthouse

16	located at 1301 Clay Street, Oakland, California 94612, on August 6, 2009 at 2:00 p.m. to determine

17	whether the proposed Settlement is fair, reasonable and adequate, whether judgment should be

18	entered giving final approval to the Settlement and dismissing the Federal Action with prejudice, and

19	whether the Fee and Expense Award (as defined in Section V below) should be approved by the

20	Court.

21	There will be no claims procedure. This case was brought to protect the interests of Current

22	Sonic Solutions Shareholders. Its resolution will result in payments to the Company and changes to

23	the Company’s corporate governance.

24	The parties believe that the terms of the Settlement are fair, reasonable, and adequate. The

25	parties have concluded that further litigation of the Actions could be protracted, disruptive and

26	costly, and have taken into account the uncertainty and risks inherent in any litigation, especially in

27	complex shareholder litigation like the Actions. The parties therefore believe it is desirable that the

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1	Actions be fully and finally settled in the manner described in the Stipulation of Settlement signed

2	by the parties on May 5, 2009 (the “Stipulation”).

3	II. WHAT THE ACTIONS ARE ABOUT

4	The Federal and State Actions are shareholder derivative actions brought derivatively for the

5	benefit of nominal defendant Sonic Solutions against certain members of the Company’s Board of

6	Directors (the “Board”) and various of its current and former executive officers (collectively, the

7	“Individual Defendants,” and together with nominal defendant Sonic Solutions, the “Defendants”).

8	On February 1, 2007, Sonic Solutions announced that the Company’s Audit Committee of

9	the Board (the “Audit Committee”) had commenced an investigation of the Company’s historical

10	and current stock option granting practices. Shortly thereafter, on March 15, 2007, plaintiff Ralph

11	D. Wilder filed a shareholder derivative action on behalf of Sonic Solutions in the Federal Court,

12	captioned Wilder v. Doris, et. al., Case No. C-07-01500. Subsequently, three separate related

13	shareholder derivative actions were filed in the Federal Court alleging similar facts and the same or

14	similar causes of action against the same or similar Defendants. On June 27, 2007, plaintiff Robert

15	McCay filed in the State Court a shareholder derivative action captioned McCay v. Doris, et al., No.

16	CV 073038 VAA (Marin Super. Ct.).

17	Starting in late 2007, the Parties began engaging in settlement discussions. On December 10,

18	2007, Federal Plaintiffs’ Counsel sent an initial demand letter to Defendants’ Counsel. In order to

19	facilitate the settlement discussions, the parties stipulated to extend the date of Sonic Solutions’

20	response to the Complaint. During the next few months, the Parties continued to engage in extensive

21	arm’s-length settlement discussions during which all of the issues were thoroughly discussed in a

22	frank exchange of views on the merits and the value of the claims and defenses thereto. Federal

23	Plaintiffs’ Counsel conferred with counsel for Defendants on multiple occasions to discuss monetary

24	relief and therapeutic remedies. On March 24, 2008, counsel for Federal Plaintiffs requested non-

25	public documents and information related to the Audit Committee’s investigation and the

26	restatement.

27	On February 26, 2008, Sonic Solutions announced the conclusions of the Audit Committee’s

28	investigation. The Company announced that “a substantial number of stock options granted during

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1	the Review Period were not correctly accounted for in accordance with accounting principles

2	generally accepted in the United States applicable at the time those grants were made.” As a result,

3	the Company recorded a net expense, before taxes, of $31,481,000 for fiscal years ended March 31,

4	1998 through March 31, 2006 and the six months ended September 30, 2006.

5	On April 30, 2008, Federal Plaintiffs filed a Consolidated Class Action and Shareholder

6	Derivative Complaint (the “Complaint”). The Complaint seeks relief based on federal claims for

7	violations of Sections 10(b), 14(a) and 20(a) and Rules 10b-5 and 14-A-9 of the Securities Exchange

8	Act, state law claims for accounting, breach of fiduciary duty and/or aiding and abetting, unjust

9	enrichment, rescission and violation of California Corporations Code § 600(c).

10	On June 4, 2008, counsel for Federal Plaintiffs and counsel for Sonic Solutions met in person

11	to discuss settlement issues. Prior to and at the meeting, Sonic Solutions’ counsel provided Federal

12	Plaintiffs’ Counsel with non-public documents related to the Audit Committee’s investigation and

13	the restatement, and Federal Plaintiffs’ Counsel reviewed the documents and analyzed Sonic

14	Solutions’ public filings.

15	On June 12, 2008, Sonic Solutions held an annual shareholder meeting effectively mooting

16	the Federal Plaintiffs’ class claim brought under California Corporations Code § 600(c).

17	On July 24, 2008 and November 3, 2008, the parties to the Federal and State Actions

18	participated in two separate mediations before the Honorable Howard B. Wiener (Ret.), a former

19	Associate Justice of the California Court of Appeal. As a result of these lengthy, arm’s-length

20	settlement discussions, the parties have agreed to settle the Federal and State Actions on the terms

21	and subject to the conditions set forth in the Stipulation.

22	III. TERMS OF THE PROPOSED SETTLEMENT

23	The terms and conditions of the proposed Settlement are set forth in the Stipulation described

24	above. The Stipulation has been filed with the Court. The following is only a summary of its terms.

25	Under the Settlement, which is subject to Court approval, several Individual Defendants

26	voluntarily agreed to repay the after-tax difference between the exercise price and adjusted price on

27	exercised stock option grants in the amount of $136,850.22. In addition, several Individual

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1	Defendants agreed to reprice their stock options conferring a benefit to the Company in the amount

2	of $347,114.78.

3	In addition to the monetary recovery, the Company has agreed to implement and/or codify

4	various corporate governance reforms, including measures related to the granting and administration

5	of stock options. These measures are described in the Stipulation and represent multi-tiered and

6	comprehensive corporate governance practices involving stock options and other compensation and

7	related disclosure and accounting policies. For example, the Company has substantially reformed

8	its stock option granting practices and controls, including, among other things, setting a fixed date

9	for the Board meeting at which all stock option grants to Section 16 officers and directors will be

10	approved, avoiding the use of unanimous written consents in the granting of stock options except

11	where necessary, requiring shareholder approval for the repricing of any options to Section 16

12	officers and directors and revoking all delegations of authority to grant stock options. Additionally,

13	the Company has agreed to: (i) seek a new independent director; (ii) institute a compensation “claw-

14	back” policy designed to recover any net option exercise profits or cash bonuses from Section 16

15	officers whose intentional misconduct resulted in a restatement of the Company‘s audited financial

16	statements; (iii) empower the Chairman of the Audit Committee with certain responsibilities of a

17	lead independent director; (iv) reform the Company’s audit controls and procedures; and (v) require

18	director education and training.

19	The Settlement is conditioned, among other things, upon the Court entering Judgment

20	dismissing the Federal Action with prejudice and upon dismissal of the State Action with prejudice.

21	IV. WHAT CLAIMS THE SETTLEMENT WILL RELEASE

22	Pursuant to the terms of the Stipulation, the Federal Action shall be dismissed with prejudice

23	and Federal Plaintiffs, on their own behalf individually and derivatively on behalf of Sonic Solutions

24	and Sonic Solutions’ shareholders, and Sonic Solutions shall have, and by operation of the Judgment

25	shall be deemed to have, fully, finally, and forever released, relinquished and discharged all

26	Released Claims against the Released Persons and all claims that were made or could have been

27	made against the Released Persons arising out of, relating to, or in connection with the prosecution,

28	defense, Settlement or resolution of the Federal Action, including Unknown Claims. Each of the

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1	Released Parties shall be deemed to have, and by operation of the Judgment shall have, fully, finally,

2	and forever released, relinquished and discharged Plaintiffs and Plaintiffs’ Counsel from all claims

3	(including Unknown Claims), arising out of, relating to, or in connection with the institution,

4	prosecution, assertion, Settlement or resolution of the Action or the Released Claims. The Parties

5	will then cooperate to seek dismissal of the State Action.

6	“Released Persons” means each and all of the Released Parties and the Related Persons.

7	“Released Parties” means Sonic Solutions and Individual Defendants Robert J. Doris, Mary

8	C. Sauer, James A. Moorer, Michael C. Child, Robert M. Greber, Mark Ely, Peter J. Marguglio, R.

9	Warren Langley, A. Clay Leighton, Kirk Paulsen, Michael J. Costello, Christopher A. Kryzan and

10	David C. Habiger.

11	“Related Persons” means each of the Released Parties’ present or former spouses, heirs,

12	executors, estates, administrators, any entity in which a Defendant and/or any member(s) of that

13	Defendant’s immediate family has or had a controlling interest, or any trust of which any Defendant

14	is or was the settler or which is or was for the benefit of any Defendant and/or member(s) of his or

15	her family, each of the Defendants’ present and former attorneys, legal representatives, directors’

16	and officers’ liability insurers and reinsurers and assigns in connection with the Actions, and all past

17	and present directors, officers, agents, underwriters, controlling shareholders, investment bankers,

18	advisors, accountants, auditors, servants, employees, affiliates, predecessors, successors, parents,

19	subsidiaries, divisions, joint ventures and joint venturers, related or affiliated entities, assigns and

20	attorneys for nominal defendant Sonic Solutions and their counsel.

21	“Released Claims” means any and all claims, rights, demands, causes of action, suits,

22	matters, and issues of every kind and nature whatsoever, including, but not limited to, those arising

23	under contract, statute, or common law that have been asserted or could have been asserted by Sonic

24	Solutions or by shareholders suing derivatively on behalf of Sonic Solutions against the Released

25	Persons: (a) in the Actions; or (b) based on or related to the facts, transactions, events, occurrences,

26	acts, disclosures, statements, omissions or failures to act relating to the grant, award, accounting,

27	receipt, or exercise of any and all Sonic Solutions stock options granted or issued up to and through

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1	the date of this Stipulation, including all matters alleged in any of the complaints filed in the Actions

2	(including “Unknown Claims”).

3	“Unknown Claims” means any Released Claim which any Settling Party or Related Person

4	does not know or suspect to exist in his, her or its favor at the time of the release of the Released

5	Persons which, if known by him, her or it, might have affected his, her or its Settlement with and

6	release of the Released Persons, or might have affected his, her or its decision not to object to this

7	Settlement.

8	V. PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

9	After negotiating the terms of the Settlement, Sonic Solutions and Plaintiffs negotiated the

10	attorneys’ fees that Sonic Solutions’ insurer would pay to counsel for Federal Plaintiffs and State

11	Plaintiff (“Plaintiffs’ Counsel”). Sonic Solutions’ insurer has agreed to pay the sum of $775,000 to

12	Plaintiffs’ Counsel for their fees and expenses, subject to Court approval of the Settling Parties’

13	agreement (the “Fee and Expense Award”). The Fee and Expense Award includes fees and expenses

14	incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of both the Federal

15	Action and the State Action. To date, Plaintiffs’ Counsel have not received any payments or

16	reimbursement for their efforts on behalf of Sonic Solutions shareholders. The Fee and Expense

17	Award will compensate Plaintiffs’ Counsel for the results achieved in the Actions, and the risks of

18	undertaking the prosecution of the Actions on a contingent basis. The Settlement, however, is not in

19	any way conditioned upon the Court’s approval of the Fee and Expense Award. The Court has not

20	yet approved the Fee and Expense Award.

21	VI. REASONS FOR THE SETTLEMENT

22	Why Did Plaintiffs Agree to Settle?

23	Before executing the Stipulation, Plaintiffs’ Counsel conducted an extensive investigation

24	which included: (i) inspecting, reviewing and analyzing the Company’s public financial filings as

25	well as non-public documents produced to Plaintiffs’ Counsel; (ii) developing statistical models to

26	identify potentially backdated options; (iii) researching corporate governance issues; (iv)

27	participating in numerous in-person and telephonic meetings with Defendants’ counsel; and (v)

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1	researching the applicable law with respect to the claims asserted in the complaints filed in the

2	Federal and State Actions and potential defenses thereto.

3	Based upon their investigation as set forth above, Plaintiffs and their counsel have concluded

4	that the terms and conditions of the Stipulation are fair, reasonable and adequate to Plaintiffs,

5	Current Sonic Solutions Shareholders, and Sonic Solutions, and is in their best interests, and have

6	agreed to settle the claims raised in the Actions pursuant to the terms and provisions of the

7	Stipulation after considering, among other things: (a) the substantial benefits that Current Sonic

8	Solutions Shareholders and Sonic Solutions have received or will receive from the Settlement, (b)

9	the attendant risks of continued litigation of the Actions, (c) remedial actions taken by the Company

10	and its Board of Directors in response to alleged stock option dating issues at Sonic Solutions, and

11	(d) the desirability of permitting the Settlement to be consummated.

12	In particular, Plaintiffs and their counsel considered the significant litigation risk inherent in

13	the Actions. The law imposes significant burdens on plaintiffs for pleading and proving a

14	shareholder derivative claim. While Plaintiffs believe their claims are meritorious, Plaintiffs

15	acknowledge that there is a substantial risk that the Actions may not succeed in producing a recovery

16	in light of the applicable legal standards and possible defenses. Plaintiffs and their counsel believe

17	that, under the circumstances, they have obtained the best possible relief for Sonic Solutions and

18	Current Sonic Solutions Shareholders.

19	Why Did the Defendants Agree to Settle?

20	Defendants have denied and continue to deny each and all of the claims and contentions

21	alleged by Plaintiffs in the Actions. Defendants expressly have denied and continue to deny all

22	charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or

23	omissions alleged, or that could have been alleged, in the Actions. Defendants also have denied and

24	continue to deny, inter alia, the allegations that Plaintiffs, Sonic Solutions or its shareholders have

25	suffered damage, or that Plaintiffs, Sonic Solutions or its shareholders were harmed by the conduct

26	alleged in the Actions. Defendants have further asserted that at all relevant times, they acted in good

27	faith, and in a manner they reasonably believed to be in the best interests of Sonic Solutions and its

28	shareholders.

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1	Nonetheless, Defendants have concluded that further litigation of the Actions would be

2	protracted and expensive, and that it is desirable that the Actions be fully and finally settled in the

3	manner and upon the terms and conditions set forth in the Stipulation. Defendants entered into the

4	Stipulation solely because the proposed settlement would eliminate the burden and expense of

5	further litigation, and without admitting any wrongdoing or liability whatsoever.

6	VII. SETTLEMENT HEARING

7	On August 6, 2009, at 2:00 p.m., the Court will hold the Final Settlement Hearing in

8	Courtroom 2, on the fourth floor of the United States District Court for the Northern District of

9	California courthouse located at 1301 Clay Street, Oakland, California 94612. At the Final

10	Settlement Hearing, the Court will consider whether the Settlement is fair, reasonable and adequate

11	and thus should be finally approved and whether the Federal Action should be dismissed with

12	prejudice pursuant to the Stipulation. The Court also will rule upon the Fee and Expense Award.

13	VIII. RIGHT TO ATTEND SETTLEMENT HEARING

14	Any Current Sonic Solutions Shareholder may, but is not required to, appear in person at the

15	Final Settlement Hearing. If you want to be heard at the Final Settlement Hearing in opposition to

16	the Settlement or the Fee and Expense Award in the Actions, then you must first comply with the

17	procedures for objecting, which are set forth below. The Court has the right to change the hearing

18	dates or times without further notice. Thus, if you are planning to attend the Final Settlement

19	Hearing, you should confirm the date and time before going to the Court. CURRENT SONIC

20	SOLUTIONS SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO

21	NOT NEED TO APPEAR AT THE FINAL SETTLEMENT HEARING OR TAKE ANY OTHER

22	ACTION.

23	IX. RIGHT TO OBJECT TO THE SETTLEMENT; PROCEDURES FOR DOING SO

24	You have the right to object to any aspect of the Settlement. You must object in writing, and

25	you may request to be heard at the Final Settlement Hearing. If you choose to object, then you must

26	follow the following procedures.

27	You Must Make Detailed Objections in Writing

28	Any objections must be presented in writing and must contain the following information:

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1	1. Your name, legal address, and telephone number;

2	2. Proof of being a Current Sonic Solutions Shareholder as of the Record Date;

3	3. The date(s) you acquired your Sonic Solutions shares;

4	4. A detailed statement of your specific position with respect to the matters to be

5 heard at the Settlement Hearing, including a statement of each objection being 6 made;

7 5. The grounds for each objection or the reasons for your desiring to appear and to be 8 heard;

9 6. Notice of whether you intend to appear at the Final Settlement Hearing (this is not 10 required if you have lodged your objection with the Court); and

11 7. Copies of any papers you intend to submit to the Court, along with the names of 12 any witness(es) you intend to call to testify at the Final Settlement Hearing and the 13 subject(s) of their testimony.

14	The Court will not consider any objection that does not substantially comply with these

15	requirements.

16	You Must Timely Deliver Written Objections to the Court, Plaintiffs’ Counsel, and Defendants’ Counsel

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YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE

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     COURT NO LATER THAN JULY 23, 2009. The Court Clerk’s address is: 19 Clerk of the Court

20 United States District Court Northern District of California

21 United States Courthouse 1301 Clay Street

22 Oakland, CA 94612

23	YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’

24	COUNSEL AND COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER

25	THAN JULY 23, 2009. Counsel’s addresses are:

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1	Eric L. Zagar
Barroway Topaz Kessler, Meltzer & Check, LLP
2	280 King of Prussia Road
Radnor, PA 19087
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Counsel for Federal Plaintiffs
4
Sara B. Brody
5	Sidley Austin LLP
555 California Street
6	San Francisco, CA 94104

7	Counsel for Defendants

8	The Court will not consider any objection that is not timely filed with the Court or not

9	timely delivered to Plaintiffs’ Counsel and counsel for Defendants. Any Person or entity who fails

10	to object or otherwise request to be heard in the manner prescribed above will be deemed to have

11	waived the right to object to any aspect of the Settlement or otherwise request to be heard

12	(including the right to appeal) and will be forever barred from raising such objection or request to

13	be heard in this or any other action or proceeding.

14	X. HOW TO OBTAIN ADDITIONAL INFORMATION

15	This Notice summarizes the Stipulation. It is not a complete statement of the events of the

16	Actions or the Stipulation. Although the parties believe that the descriptions about the Settlement

17	that are contained in this Notice are accurate in all material respects, in the event of any

18	inconsistencies between the descriptions in this Notice and the Stipulation, the Stipulation will

19	control.

20	You may inspect the Stipulation and other papers in the Federal Action at the United States

21	District Clerk’s office at any time during regular business hours of each business day. The Clerk’s

22	office is located at 1301 Clay Street, Oakland, California 94612. However, you must appear in

23	person to inspect these documents. The Clerk’s office will not mail copies to you.

24	PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER

25	THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice

26	should be directed by telephone or in writing to Plaintiffs’ Counsel, Eric L. Zagar, at the address set

27	forth above.

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1	PLEASE DO NOT TELEPHONE THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE

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	Dated: June 3, 2009	BY ORDER OF THE UNITED STATES
3		DISTRICT COURT OF THE NORTHERN
DISTRICT OF CALIFORNIA
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